Exhibit 99.1

CONTACTS:	Dennis Oates	Douglas McSorley	June Filingeri
	Chairman,	VP Finance, CFO	President
	President and CEO	and Treasurer	Comm-Partners LLC
	(412) 257-7609	(412) 257-7606	(203) 972-0186

FOR IMMEDIATE RELEASE

UNIVERSAL STAINLESS REPORTS CORRECTION TO PREVIOUSLY REPORTED

THIRD QUARTER 2012 RESULTS

BRIDGEVILLE, PA, November 5, 2012 – Universal Stainless & Alloy Products, Inc. (Nasdaq: USAP) reported today that it is correcting the results for the third quarter of 2012 previously reported on October 24, 2012. This was necessitated by the discovery of an incorrect customer invoice, for which a credit memo has now been issued.

The effect of this correction is that previously reported sales for the third quarter of 2012 were reduced by $0.9 million to $61.4 million from the $62.3 million originally reported. Accordingly, corrected operating income for the third quarter of 2012 is $4.7 million and corrected net income is $2.7 million or $0.38 per diluted share.

Related adjustments also have been made in the segment report for the Company’s Universal Stainless & Alloy Products segment as well as in accounts receivable and other items on the balance sheet and cash flow statements.

The corrected financial tables for the third quarter of 2012 accompany this announcement. Investors are also advised to refer to the Quarterly Report on Form 10-Q for the period, which the Company expects to file on November 9, 2012.

Chairman, President and CEO Dennis Oates stated: “We are disappointed that this adjustment was necessary and we have taken immediate action to prevent this from happening again.”

About Universal Stainless & Alloy Products, Inc.

Universal Stainless & Alloy Products, Inc., headquartered in Bridgeville, PA, manufactures and markets semi-finished and finished specialty steels, including stainless steel, tool steel and certain other alloyed steels. The Company’s products are used in a variety of industries, including aerospace, power generation, petrochemical and heavy equipment manufacturing. Established in 1994, the Company, with its experience, technical expertise, and dedicated workforce, stands committed to providing the best quality, delivery, and service possible. More information is available at www.univstainless.com.

Forward-Looking Information Safe Harbor

Except for historical information contained herein, the statements in this release are forward-looking statements that are made pursuant to the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from forecasted results. Those risks include, among others, the concentrated nature of the Company’s customer base to date and the Company’s dependence on its significant customers; the receipt, pricing and timing of future customer orders; changes in product mix; the limited number of raw material and energy suppliers and significant fluctuations that may occur in raw material and energy prices; risks related to property, plant and equipment, including the Company’s reliance on the continuing operation of critical manufacturing equipment; risks associated with labor matters; the Company’s ongoing requirement for continued compliance with laws and regulations, including applicable safety and environmental regulations; the ultimate outcome of the Company’s current and future litigation and matters; risks related to acquisitions that the Company may make; and the impact of various economic, credit and market risk uncertainties. Many of these factors are not within the Company’s control and involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from any future performance suggested herein. Any unfavorable change in the foregoing or other factors could have a material adverse effect on the Company’s business, financial condition and results of operations. Further, the Company operates in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond the Company’s control. Certain of these risks and other risks are described in the Company’s filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.

- CORRECTED TABLES FOLLOW -

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

FINANCIAL HIGHLIGHTS

(Dollars in thousands, except per share information)

(Unaudited)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Quarter Ended		For the Nine-Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net Sales
Stainless steel	$48,432	$54,746	$160,844	$149,797
Tool steel	4,768	5,407	15,638	18,376
High-strength low alloy steel	4,880	4,440	16,959	13,925
High-temperature alloy steel	1,930	1,579	6,099	5,037
Conversion services	967	935	3,831	2,945
Scrap sales and other	383	192	469	348

Total net sales	61,360	67,299	203,840	190,428
Cost of products sold	52,023	54,725	168,658	154,884
Selling and administrative expenses	4,685	5,343	13,531	12,870

Operating income	4,652	7,231	21,651	22,674
Interest expense	(602)	(609)	(1,924)	(852)
Other income	28	45	89	188

Income before income taxes	4,078	6,667	19,816	22,010
Income tax provision	1,333	2,774	6,280	8,144

Net income	$2,745	$3,893	$13,536	$13,866

Earnings per common share – Basic	$0.40	$0.57	$1.97	$2.03

Earnings per common share – Diluted *	$0.38	$0.55	$1.86	$1.97

Weighted average shares of Common Stock outstanding
Basic	6,877,915	6,831,048	6,863,564	6,821,944
Diluted	7,433,922	7,202,386	7,446,836	7,050,781

MARKET SEGMENT INFORMATION

	For the Quarter Ended		For the Nine-Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net Sales
Service centers	$36,631	$35,067	$120,091	$98,000
Forgers	8,056	12,997	30,924	36,792
Rerollers	10,429	12,506	31,851	35,983
Original equipment manufacturers	4,148	4,518	12,693	12,844
Wire redrawers	746	1,084	3,981	3,516
Conversion services	967	935	3,831	2,945
Scrap sales and other	383	192	469	348

Total net sales	$61,360	$67,299	$203,840	$190,428

Tons Shipped	11,614	12,813	38,925	38,345

Consolidated results include the results of the North Jackson operation, which was acquired on August 18, 2011.

*	Diluted earnings per common share have been adjusted for interest expense on convertible notes, subsequent to the August 18, 2011 acquisition of the North Jackson operation.

BUSINESS SEGMENT RESULTS

Universal Stainless & Alloy Products Segment

	For the Quarter Ended		For the Nine-Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net Sales
Stainless steel	$30,138	$34,803	$98,926	$94,037
Tool steel	3,703	5,047	13,560	17,184
High-strength low alloy steel	1,106	662	5,093	1,816
High-temperature alloy steel	637	623	2,125	2,050
Conversion services	866	641	3,476	2,203
Scrap sales and other	267	230	365	359

	36,717	42,006	123,545	117,649
Intersegment	16,556	18,554	51,803	58,512

Total net sales	53,273	60,560	175,348	176,161
Material cost of sales	27,548	31,265	87,527	92,338
Operation cost of sales	21,534	20,511	67,730	58,811
Selling and administrative expenses	2,996	4,004	8,648	8,872

Operating income	$1,195	$4,780	$11,443	$16,140

The Universal Stainless & Alloy Products segment includes the results of the North Jackson operation from the August 18, 2011 acquisition date.

Dunkirk Specialty Steel Segment

	For the Quarter Ended		For the Nine-Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net Sales
Stainless steel	$18,294	$19,943	$61,918	$55,760
Tool steel	1,065	360	2,078	1,192
High-strength low alloy steel	3,774	3,778	11,866	12,109
High-temperature alloy steel	1,293	956	3,974	2,987
Conversion services	101	294	355	742
Scrap sales and other	116	(38)	104	(11)

	24,643	25,293	80,295	72,779
Intersegment	135	34	314	126

Total net sales	24,778	25,327	80,609	72,905
Material cost of sales	14,269	15,847	47,130	44,864
Operation cost of sales	6,499	5,628	20,195	16,230
Selling and administrative expenses	1,689	1,339	4,883	3,998

Operating income	$2,321	$2,513	$8,401	$7,813

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2012	2011
Assets
Cash	$250	$274
Accounts receivable, net	33,716	34,554
Inventory, net	101,580	85,088
Deferred income taxes	19,622	28,438
Refundable income taxes	1,597	4,844
Other current assets	2,368	2,198

Total current assets	159,133	155,396
Property, plant and equipment, net	205,005	183,148
Goodwill	20,268	20,479
Other long-term assets	2,563	2,649

Total assets	$386,969	$361,672

Liabilities and Stockholders’ Equity

Accounts payable	$18,473	$29,912
Accrued employment costs	5,946	7,547
Current portion of long-term debt	750	3,000
Other current liabilities	1,223	966

Total current liabilities	26,392	41,425
Long-term debt	112,691	91,650
Deferred income taxes	51,711	48,291
Other long-term liabilities	172	—

Total liabilities	190,966	181,366
Stockholders’ equity	196,003	180,306

Total liabilities and stockholders’ equity	$386,969	$361,672

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

	For the Nine-Months Ended
	September 30,
	2012	2011

Operating activities:
Net income	$13,536	$13,866
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	9,312	4,801
Loss on retirement of property, plant and equipment	—	(20)
Deferred income taxes	12,236	13,536
Share-based compensation expense, net	979	1,154
Changes in assets and liabilities:
Accounts receivable, net	838	(10,262)
Inventory, net	(16,492)	(9,563)
Accounts payable	(14,661)	(6,657)
Accrued employment costs	(1,601)	1,806
Income taxes	3,378	(10,244)
Other, net	571	(286)

Net cash provided by (used in) operating activities	8,096	(1,869)

Investing activities:
Capital expenditures, net of amount included in accounts payable	(27,517)	(4,855)
Business acquisition, net of convertible notes assumed	—	(91,298)
Proceeds from sale of fixed assets	—	20

Net cash used in investing activities	(27,517)	(96,133)

Financing activities:
Borrowings under revolving credit facility	100,752	44,200
Payments on revolving credit facility	(61,961)	(8,600)
Payment on term loan facility	(20,000)	—
Borrowings under term loan facility	—	40,000
Debt repayments	—	(10,823)
Proceeds from the issuance of Common Stock	960	415
Payment of deferred financing costs	(348)	(1,370)
Purchase of Treasury Stock	(234)	—
Tax benefit from share-based payment arrangements	228	75

Net cash provied by financing activities	19,397	63,897

Net decrease in cash	(24)	(34,105)
Cash at beginning of period	274	34,400

Cash at end of period	$250	$295

Supplemental Non-Cash Investing and Financing Activities:
Capital expenditures included in accounts payable	$3,222	$2,998
Convertible notes issued as acquisition consideration	$—	$20,000

Consolidated results include the results of the North Jackson operation, which was acquired on August 18, 2011.